                                                                    EXHIBIT 99.3


THIS NOTICE OF GUARANTEED DELIVERY IS ONLY FOR USE IN CONNECTION WITH THE OFFER BY ABRAXAS ACQUISITION CORPORATION TO PURCHASE ALL OF THE OUTSTANDING COMMON SHARES OF GREY WOLF EXPLORATION INC., DATED ____, 2001. YOU ARE STRONGLY URGED TO READ THE CIRCULAR AS WELL AS THE INSTRUCTIONS SET FORTH IN THIS NOTICE OF GUARANTEED DELIVERY CAREFULLY BEFORE COMPLETING IT.

THE TERMS AND CONDITIONS USED IN THE ACCOMPANYING OFFER TO PURCHASE/TAKE-OVER BID CIRCULAR/PROXY STATEMENT/PROSPECTUS DATED _______, 2001 (THE "CIRCULAR") ARE INCORPORATED BY REFERENCE INTO AND FORM AN INTEGRAL PART OF THIS NOTICE OF GUARANTEED DELIVERY. CAPITALIZED TERMS USED IN THIS NOTICE OF GUARANTEED DELIVERY THAT ARE DEFINED IN THE CIRCULAR HAVE THE SAME MEANING IN THIS NOTICE OF GUARANTEED DELIVERY UNLESS OTHERWISE DEFINED HEREIN.


                          NOTICE OF GUARANTEED DELIVERY

                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)


                                 for deposit of
                                  common shares
                                       of


                           GREY WOLF EXPLORATION INC.
                                  ("Grey Wolf")

               pursuant to the Offer to Purchase dated __, 2001

                                       of


                         ABRAXAS ACQUISITION CORPORATION
                                ("AcquisitionCo")


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THE OFFER WILL BE OPEN FOR ACCEPTANCE UNTIL 5:00 P.M. (LOCAL TIME IN CALGARY,
ALBERTA) ON _________, 2001 (THE "EXPIRY TIME"), UNLESS EXTENDED OR WITHDRAWN.

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      You must complete this Notice of Guaranteed Delivery (this "Notice") only if you wish to deposit your Grey Wolf common shares ("Grey Wolf Shares") under the offer by AcquisitionCo (the "Offer") and (1) the certificates representing your Grey Wolf Shares are not immediately available or (2) time will not permit all required documents to reach Valiant Corporate Trust Company (the "Depositary") at or before the Expiry Time.

      This Notice may be delivered by hand, transmitted by facsimile transmission or mailed to the Depositary at its principal office in Calgary, Alberta indicated below and must be received by the Depositary at or before the Expiry Time. This Notice must include a guarantee by a Canadian chartered bank, a trust company in Canada, a commercial bank or trust company having an office or correspondent in Calgary, Alberta or a firm that is a member of a recognized stock exchange in Canada, the Investment Dealers Association of Canada, a national securities exchange in the United States of America or the National Association of Securities Dealers, Inc. (each, an "Eligible Institution"). See
Section 3 of the Offer to Purchase beginning on page __ of the Circular.

      This Notice is not to be used to guarantee signatures. If a signature on a Letter of Acceptance and Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Acceptance and Transmittal.

      DELIVERY OF THIS NOTICE TO AN ADDRESS OR TRANSMISSION OF THIS NOTICE TO A FACSIMILE NUMBER OTHER THAN AS SET FORTH HEREIN WILL NOT CONSTITUTE A VALID DELIVERY.

      TO:         AcquisitionCo

      AND TO:     Grey Wolf Exploration Inc.
      AND TO:     Valiant Corporate Trust Company

      The undersigned hereby (i) acknowledges receipt of the Circular and the Offer to Purchase contained therein, which is hereby incorporated by reference into this Notice, (ii) deposits to AcquisitionCo, upon the terms and subject to the conditions set forth in the Circular and the Letter of Acceptance and Transmittal, the Grey Wolf Shares indicated below pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase beginning on page __ of the Circular.


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                                                        TOTAL
                                                      NUMBER OF
                                                       SHARES
                                                      EVIDENCED       NUMBER OF
   NAME(S) AND ADDRESS OF REGISTERED    CERTIFICATE      BY            SHARES
       HOLDER(S) (PLEASE PRINT)           NUMBERS    CERTIFICATES     DEPOSITED

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                                                        TOTAL:
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                                   SIGNATURES
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                ----------------------------------------------------------------
                Signature of Grey Wolf Shareholder or Authorized Representative


                ----------------------------------------------------------------
                Name of Grey Wolf Shareholder
                (please print or type)



                ----------------------------------------------------------------
                Name of Authorized Representative, if applicable
                (please print or type)



                ----------------------------------------------------------------
                Area Code and Telephone No.
               (please print or type)


                ----------------------------------------------------------------
                Social Insurance Number or Taxpayer Identification Number or Social Security Number of U.S. resident




Dated:___________________, 2001

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

                                    GUARANTEE


                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

      The undersigned, an Eligible Institution, hereby guarantees delivery to the Depositary of the certificates representing the Grey Wolf Shares deposited hereby, in proper form for transfer, together with a properly completed and duly executed Letter of Acceptance and Transmittal (or a manually signed facsimile thereof) covering such Grey Wolf Shares with any required signature guarantees and all other required documents, to the principal office of the Depositary in Calgary indicated above, all at or before 5:00 p.m. (Calgary time) on the third business day after the Expiry Time.




                   -------------------------------------------------------------
                   Name of Eligible Institution (please print or type)



                   -------------------------------------------------------------
                   Authorized Signature



                   -------------------------------------------------------------
                   Name and Title of Authorized Signatory (please print or type)



                   -------------------------------------------------------------
                   Address (please print or type)



                   -------------------------------------------------------------
                   City, State / Province, Country and Postal Code
                   (please print or type)



                   -------------------------------------------------------------
                   Area Code and Telephone Number


Date _________________________ , 2001

                         THE DEPOSITARY FOR THE OFFER IS

                         VALIANT CORPORATE TRUST COMPANY
                           510, 550 - 6th Avenue, S.W.
                            Calgary, Alberta T2P 0S2
                      Attention: Stock Transfer Department

                     FOR DELIVERY BY FACSIMILE TRANSMISSION:
                                 (403) 233-2857

                              FOR INFORMATION CALL:

                                 (403) 233-2801


                     THE DEALER MANAGERS FOR THE OFFER ARE:



                IN CANADA                         IN THE UNITED STATES

         CIBC WORLD MARKETS INC.                CIBC WORLD MARKETS CORP.
      11th Floor Bankers Hall East                  1600 Smith Street
          855 - 2nd Street S.W.                        Suite 3000
        Calgary, Alberta T2P 457                    Houston, TX 77002

        Telephone: (403) 260-0500               Telephone: (713) 650-2500